Exhibit 10.2

EXECUTION VERSION

AMENDMENT NO. 5 TO FINANCING AGREEMENT

AMENDMENT NO. 5 TO FINANCING AGREEMENT (this “Amendment”), dated as of December 30, 2016, to the Financing Agreement, dated as of August 19, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Existing Financing Agreement”), by and among TPI Composites, Inc., a Delaware corporation (the “Parent”), each subsidiary of the Parent listed as a “Borrower” on the signature pages thereto (together with the Parent and each other Person that executes a joinder agreement and becomes a “Borrower” thereunder, each a “Borrower” and collectively, the “Borrowers”), each subsidiary of the Parent listed as a “Guarantor” on the signature pages thereto (together with each other Person that executes a joinder agreement and becomes a “Guarantor” thereunder or otherwise guaranties all or any part of the Obligations (as defined in the Financing Agreement), each a “Guarantor” and collectively, the “Guarantors”), the lenders listed under the captions “Continuing Lenders” (the “Continuing Lenders”), “Additional Lenders” (the “Additional Lenders”) and the “Departing Lenders” (the “Departing Lenders” and together with the Continuing Lenders and the Additional Lenders, each a “Lender” and collectively, the “Lenders”), HPS Investment Partners, LLC, a Delaware limited liability company formerly known as Highbridge Principal Strategies, LLC (“HPSIP”), as collateral agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Collateral Agent”), and HPSIP, as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent” and together with the Collateral Agent, each an “Agent” and collectively, the “Agents”).

WHEREAS, the Borrowers have requested that the Lenders make certain changes to the Existing Financing Agreement, and the Lenders are willing to make such modifications, subject to the terms and conditions set forth herein;

WHEREAS, the Additional Lenders wish to become Lenders party to the Existing Financing Agreement as so amended; and

WHEREAS, the Departing Lenders and certain of the Continuing Lenders wish to assign certain of their interests in the Existing Term Loan (as defined in the Financing Agreement referred to below) outstanding under the Existing Financing Agreement to certain of the Additional Lenders and such Additional Lenders wish to accept such assignments.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. Definitions. Any capitalized term used herein and not defined shall have the meaning assigned to it in the Financing Agreement (as defined below).

2. New Definitions. The following new definitions are hereby added to Section 1.01, in alphabetical order:

“‘Amendment No. 5’ means Amendment No. 5 to the Existing Financing Agreement, dated as of December 30, 2016, by and among the Agents, the Lenders and the Loan Parties.

“‘Amendment No. 5 Effective Date’ means the “Amendment Effective Date” as defined in Amendment No. 5, which is December 30, 2016.”

3. Amended and Restated Financing Agreement. In connection with this Amendment, the Existing Financing Agreement shall be amended and restated in the form attached hereto as Annex A (such agreement, the “Financing Agreement”).

4. Conditions Precedent to Effectiveness of this Amendment. This Amendment shall become effective upon the satisfaction in full or waiver by all Lenders of the following conditions precedent (the first date upon which all such conditions shall have been satisfied being herein called the “Amendment Effective Date”):

(a) Amendment. Each Agent shall have received this Amendment fully executed by the Loan Parties and the Lenders in a sufficient number of counterparts for distribution to all parties.

(b) Expenses. The Administrative Agent shall have received payment of all fees and expenses which are due and payable as of the Amendment Effective Date.

5. Representations and Warranties. Each Loan Party hereby represents and warrants to the Agents and the Lenders as follows:

(a) Representations and Warranties; No Event of Default. After giving effect to this Amendment, the representations and warranties herein, in Article VI of the Existing Financing Agreement and in each other Loan Document, certificate or other writing delivered by or on behalf of the Loan Parties to any Agent or any Lender pursuant to the Existing Financing Agreement or any other Loan Document on or immediately prior to the Amendment Effective Date are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to “materiality” or “Material Adverse Effect” in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of such date as though made on and as of such date, except to the extent that any such representation or warranty expressly relates solely to an earlier date (in which case such representation or warranty shall be true and correct on and as of such earlier date), and no Default or Event of Default has occurred and is continuing as of the Amendment Effective Date (after giving effect to the amendments set forth in this Amendment) or would result from this Amendment becoming effective in accordance with its terms.

(b) Organization, Good Standing, Etc. Each Loan Party (i) is a corporation, limited liability company or limited partnership duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (ii) has all requisite power and authority to conduct its business as now conducted and as presently contemplated, and to execute and deliver this Amendment, and to consummate the transactions contemplated hereby and by the Existing Financing Agreement, as amended hereby, and (iii) is duly qualified to do business in, and is in good standing in each jurisdiction where the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary except (solely for the purposes of this subclause (iii)) where the failure to be so qualified and be in good standing could not reasonably be expected to have a Material Adverse Effect.

(c) Authorization, Etc. The execution and delivery by each Loan Party of this Amendment and each other Loan Document to which it is or will be a party, and the performance by it of the Existing Financing Agreement, as amended hereby, (i) are within the power and authority of such Loan Party and have been duly authorized by all necessary action, (ii) do not and will not contravene any of its Governing Documents, (iii) do not and will not result in or require the creation of any Lien (other than pursuant to any Loan Document) upon or with respect to any of its properties, (iv) do not and will not result in any default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to its operations or any of its properties, and (v) do not contravene any applicable Requirement of Law or any Contractual Obligation binding on or otherwise affecting it or any of its properties except, in the case of clause (iv), to the extent where such contravention, default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal could not reasonably be expected to have a Material Adverse Effect.

(d) Enforceability of Loan Documents. This Amendment is, and each other Loan Document to which any Loan Party is or will be a party, when delivered hereunder, will be, a legal, valid and binding obligation of such Person, enforceable against such Person in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and by principles of equity.

(e) Governmental Approvals. No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required in connection with the due execution, delivery and performance by any Loan Party of any Loan Document to which it is or will be a party.

(f) Continued Effectiveness of Existing Financing Agreement. Each Loan Party hereby (a) confirms and agrees that each Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that on and after the Amendment Effective Date each reference in the Existing Financing Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Existing Financing Agreement, and each reference in any other Loan Document to “the Financing Agreement”, “thereto”, “thereof”, “thereunder” or words of like import referring to the Existing Financing Agreement, shall mean and be a reference to the Existing Financing Agreement as amended by this Amendment, and (b) confirms and agrees that to the extent that any such Loan Document purports to assign or pledge to the Collateral Agent or any Lender, or to grant to the Collateral Agent or any Lender a Lien on any collateral as security for the Obligations of such Loan Party from time to time existing in respect of the Existing Financing Agreement and the Loan Documents, such pledge, assignment and/or grant of a Lien is hereby ratified and confirmed in all respects.

6. No Other Waivers. Except as expressly provided in this Amendment, all of the terms and conditions of the Existing Financing Agreement and the other Loan Documents remain in full force and effect. Nothing contained in this Amendment shall (a) be construed to imply a willingness on the part of the Agents or the Lenders to grant any similar or other future waiver or amendment of any of the terms and conditions of the Existing Financing Agreement or the other Loan Documents or (b) in any way prejudice, impair or effect any rights or remedies of the Agents or the Lenders under the Financing Agreement or the other Loan Documents.

7. Assignments.

(a) Immediately prior to the Amendment No. 5 Effective Date, the aggregate outstanding principal amount of the Existing Term Loan is $73,445,312.50.

(b) On and as of the Amendment No. 5 Effective Date and in connection with the Financing Agreement, (i) each of the Departing Lenders shall sell and assign all of the principal amount of their Term Loans, (ii) certain of the Additional Lenders shall purchase and assume a portion of the principal amount of the Existing Term Loan and make a portion of the Restatement Term Loan to be made under the Financing Agreement, (iii) certain of the Continuing Lenders shall sell and assign a portion of the principal amount of their Existing Term Loans, shall retain a portion of the principal amount of their Existing Term Loans and make a portion of the Restatement Term Loan to be made under the Financing Agreement, (iv) certain of the Continuing Lenders shall retain the principal amount of their Existing Term Loans and make a portion of the Restatement Term Loan to be made under the Financing Agreement, and (v) certain of the Additional Lenders will provide new Revolving Credit Commitments under, and as defined in, the Financing Agreement, in each case, as shall be necessary in order that, after giving effect to all such sales, assignments, purchases, assumptions and joinders and to the amendment and restatement of the Existing Financing Agreement pursuant to the Financing Agreement on the terms and conditions set forth in this Amendment, the outstanding Term Loan will be held by the Continuing Lenders and the Additional Lenders as set forth in Annex B to this Amendment. Such sales, assignments, purchases and assumptions shall be without recourse, representation or warranty, except that (i) each Departing Lender represents that it is the legal and beneficial owner of the interests assigned by it free and clear of any Lien and (ii) the representations, warranties and statements of an assignor set forth in Exhibit B to the Existing Financing Agreement are hereby incorporated by reference as if set forth herein and each Departing Lender shall be deemed to have made the representations, warranties and statements of an assignor in such Exhibit B and each Additional Lender and each Continuing Lender that is purchasing any additional interest in the Term Loan shall be deemed to have made the representations, warranties and statements of an assignee in such Exhibit B.

(c) After giving effect to this Amendment and the sales, assignments, purchases, assumptions set forth herein and the amendment and restatement of the Existing Financing Agreement pursuant to the Financing Agreement and the making of the Restatement Term Loan thereunder, the aggregate outstanding principal amount of the Term Loan shall be $75,000,000.

(d) On the Amendment No. 5 Effective Date and in connection with the Financing Agreement, (i) each Additional Lender and each Continuing Lender that is purchasing any Restatement Term Loan shall pay the purchase price for the Restatement Term Loan purchased by it pursuant to paragraph (b) of this Section 7 by wire transfer of immediately available funds to the Administrative Agent, (ii) the Administrative Agent shall promptly pay to each Departing Lender, out of the amounts received by it pursuant to clause (i) of this paragraph (d), the purchase price for the Term Loans sold and assigned by it pursuant to such paragraph (b) by wire transfer of immediately available funds to an account designated by such Departing Lender, and (iii) each Departing Lender shall relinquish its rights and be released from its obligations under the Existing Financing Agreement and the other Loan Documents, provided, however, that the Departing Lenders are not relinquishing any rights that expressly survive the termination of the Existing Financing Agreement.

(e) Commencing on the Amendment No. 5 Effective Date, each Additional Lender will be a party to the Existing Financing Agreement, agrees to be bound by the terms and conditions of the Existing Financing Agreement and the Loan Documents and will have all of the rights and obligations of a Lender under the Existing Financing Agreement and the Loan Documents, including in the case of the Additional Lenders providing Revolving Credit Commitments, as Revolving Loan Lenders.

8. Accrued Interest and Fees. On the Amendment No. 5 Effective Date, the Administrative Agent will pay (i) all accrued interest, costs and fees payable pursuant to the Existing Financing Agreement (as in effect prior to the Amendment No. 5 Effective Date) that have accrued up to but excluding the Amendment No. 5 Effective Date to the Departing Lenders entitled thereto in cash and (ii) all interest, costs and fees payable pursuant to the Existing Financing Agreement (as in effect prior to the Amendment No. 5 Effective Date) that have accrued up to but excluding the Amendment No. 5 Effective Date and pursuant to the Financing Agreement (x) in cash or (y) in the case of costs and fees, in cash or by deducting such amount from the consideration due from certain Additional Lenders or Continuing Lenders in respect of its investments in the Term Loan under the Financing Agreement.

9. No Novation. This Amendment does not extinguish the obligations for the payment of money outstanding under the Existing Financing Agreement or discharge or release the lien or priority of any mortgage, security agreement, pledge agreement or any other security therefore. Nothing herein contained shall be construed as a substitution or novation of the Obligations outstanding under the Existing Financing Agreement or instruments securing the same, which shall remain in full force and effect, except as modified hereby or by instruments executed concurrently herewith. Nothing expressed or implied in this Amendment shall be construed as a release or other discharge of the Borrowers or the Guarantors under the Existing Financing Agreement or the other Loan Documents from any of their obligations and liabilities as a “Borrower” or “Guarantor” thereunder.

10. Miscellaneous.

(a) This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telefacsimile or electronic mail transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

(b) Section and paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

(c) This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

(d) Each Loan Party hereby acknowledges and agrees that this Amendment constitutes a “Loan Document” under the Existing Financing Agreement. Accordingly, it shall be an Event of Default under the Financing Agreement if (i) any representation or warranty made by a Loan Party under or in connection with this Amendment shall have been untrue, false or misleading in any material respect when made, or (ii) a Loan Party shall fail to perform or observe any term, covenant or agreement contained in this Amendment. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agents or any Lender under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents, except as expressly provided herein.

(e) Each Loan Party hereby acknowledges and agrees that: (a) neither it nor any of its Subsidiaries has any claim or cause of action against any Agent or any Lender (or any of the directors, officers, employees, agents, attorneys or consultants of any of the foregoing) and (b) the Agents and the Lenders have heretofore properly performed and satisfied in a timely manner all of their obligations to the Loan Parties, and all of their Subsidiaries and Affiliates. Notwithstanding the foregoing, the Agents and the Lenders wish (and the Loan Parties agree) to eliminate any possibility that any past conditions, acts, omissions, events or circumstances would impair or otherwise adversely affect any of their rights, interests, security and/or remedies. Accordingly, for and in consideration of the agreements contained in this Amendment and other good and valuable consideration, each Loan Party (for itself and its Subsidiaries and Affiliates and the successors, assigns, heirs and representatives of each of the foregoing) (collectively, the “Releasors”) does, to the maximum extent permitted by applicable law, hereby fully, finally, unconditionally and irrevocably release, waive and forever discharge the Agents and the Lenders, together with their respective Affiliates and Related Funds, and each of the directors, officers, employees, agents, attorneys and consultants of each of the foregoing (collectively, the “Released Parties”), from any and all debts, claims, allegations, obligations, damages, costs, attorneys’ fees, suits, demands, liabilities, actions, proceedings and causes of action, in each case, whether known or unknown, contingent or fixed, direct or indirect, and of whatever nature or description, and whether in law or in equity, under contract, tort, statute or otherwise, which any Releasor has heretofore had or now or hereafter can, shall or may have against any Released Party by reason of any act, omission or thing whatsoever done or omitted to be done, in each case, on or prior to the Amendment Effective Date directly arising out of, connected with or related to this Amendment, the Financing Agreement or any other Loan Document, or any act, event or transaction related or attendant thereto, or the agreements of any Agent or any Lender contained therein, or the possession, use, operation or control of any of the assets of any Loan Party, or the making of any Loans or other advances, or the management of such Loans or other advances or the Collateral. Each Loan Party represents and warrants that it has no knowledge of any claim by any Releasor against any Released Party or of any facts or acts or omissions of any Released Party which on the date hereof would be the basis of a claim by any Releasor against any Released Party which would not be released hereby.

(f) This Amendment, together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

(g) The Borrowers agree to pay on demand all reasonable out-of-pocket costs and expenses of the Agents and the Lenders in connection with the preparation, execution and delivery of this Amendment and the other related agreements, instruments and documents.

(h) EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE REVISIONS CONTEMPLATED HEREIN.

[Remainder of Page Left Intentionally Blank]

IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

BORROWERS:

TPI COMPOSITES, INC.

By:	/s/ William Siwek
Name: William Siwek
Title: Chief Financial Officer

TPI CHINA, LLC
TPI IOWA, LLC
TPI ARIZONA, LLC
TPI MEXICO, LLC

By: TPI COMPOSITES, INC., its Sole Member

By:	/s/ William Siwek
Name: William Siwek
Title: Chief Financial Officer

TPI, INC.

By:	/s/ William Siwek
Name: William Siwek
Title: Chief Financial Officer

TPI TECHNOLOGY, INC.

By:	/s/ William Siwek
Name: William Siwek
Title: Chief Financial Officer

AMENDMENT NO.5 TO

TPI FINANCING AGREEMENT

.

GUARANTORS:

COMPOSITE SOLUTIONS, INC.

By:	/s/ William Siwek
Name: William Siwek
Title: Chief Financial Officer

TPI MEXICO II, LLC
TPI MEXICO III, LLC
TPI MEXICO IV, LLC
TPI MEXICO V, LLC
TPI TURKEY, LLC
TPI TURKEY II, LLC
TPI TURKEY III, LLC
TPI TURKEY IZBAS, LLC
TPI MOROCCO, LLC

By: TPI COMPOSITES, INC., its Sole Member

By:	/s/ William Siwek
Name: William Siwek
Title: Chief Financial Officer

TPI COMPOSITES, LLC

By: TPI, INC., its Sole Member

By:	/s/ William Siwek
Name: William Siwek
Title: Chief Financial Officer

AMENDMENT NO.5 TO

TPI FINANCING AGREEMENT

COLLATERAL AGENT AND
ADMINISTRATIVE AGENT:

HPS INVESTMENT PARTNERS LLC

By:	/s/ Jeffrey Fitts
	Name:	Jeffrey Fitts
	Title:	MANAGING DIRECTOR

LENDERS:

SPECIALTY LOAN INSTITUTIONAL FUND III, L.P.

By: HPS Investment Partners, LLC, its Investment Manager

By:	/s/ Jeffrey Fitts
	Name:	Jeffrey Fitts
	Title:	MANAGING DIRECTOR

NDT SENIOR LOAN FUND, L.P.

By: HPS Investment Partners, LLC, its Investment Manager

By:	/s/ Jeffrey Fitts
	Name:	Jeffrey Fitts
	Title:	MANAGING DIRECTOR

SPECIALTY LOAN INSTITUTIONAL HOLDINGS DAC

By: HPS Investment Partners, LLC, its Investment Manager

By:	/s/ Jeffrey Fitts
	Name:	Jeffrey Fitts
	Title:	MANAGING DIRECTOR

AMENDMENT NO.5 TO

TPI FINANCING AGREEMENT

SPECIALTY LOAN FUND III, L.P.

By: HPS Investment Partners, LLC, its Investment Manager

By:	/s/ Jeffrey Fitts
Name: Jeffrey Fitts
Title: MANAGING DIRECTOR

SPECIALTY LOAN VG FUND, L.P.

By: HPS Investment Partners, LLC, its Investment Manager

By:	/s/ Jeffrey Fitts
Name: Jeffrey Fitts
Title: MANAGING DIRECTOR

AIGUILLES ROUGES SECTOR A INVESTMENT FUND, L.P.

By: HPS Investment Partners, LLC, its Investment Manager

By:	/s/ Jeffrey Fitts
Name: Jeffrey Fitts
Title: MANAGING DIRECTOR

SPECIALTY LOAN DEBTCO, L.P.

By: HPS Investment Partners, LLC its Investment Manager

By:	/s/ Jeffrey Fitts
Name: Jeffrey Fitts
Title: MANAGING DIRECTOR

SPECIALTY LOAN HOLDINGS II, L.P.

By: HPS Investment Partners, LLC its Investment Manager

By:	/s/ Jeffrey Fitts
Name: Jeffrey Fitts
Title: MANAGING DIRECTOR

AMENDMENT NO. 5 TO

TPI FINANCING AGREEMENT

GIM, L.P.

By: HPS Investment Partners, LLC, its Investment Manager

By:	/s/ Jeffrey Fitts
Name: Jeffrey Fitts
Title: MANAGING DIRECTOR

SWISS CAPITAL HPS PRIVATE DEBT FUND L.P.

By: HPS Investment Partners, LLC, its Investment Manager

By:	/s/ Jeffrey Fitts
Name: Jeffrey Fitts
Title: MANAGING DIRECTOR

AXA EQUITABLE LIFE INSURANCE COMPANY

By: HPS Investment Partners, LLC, as Investment Manager

By:	/s/ Jeffrey Fitts
Name: Jeffrey Fitts
Title: MANAGING DIRECTOR

AMENDMENT NO.5 TO

TPI FINANCING AGREEMENT

CAPITAL ONE, N.A.

By:	/s/ Matthew V. Pauley
Name: Matthew V. Pauley
Title: Managing Director

AMENDMENT NO.5 TO

TPI FINANCING AGREEMENT

ANNEX A

[attach Amended and Restated Financing Agreement]